Los Robles, San Antonio, TX INVESTOR PRESENTATION January 2022 Exhibit 99.1

Table of Contents

IRT Enterprise Snapshot OWN AND OPERATE Average Community Age (2) 16 years 119 Communities 35,498 Units 95.6% Total Portfolio Occupancy (3) PORTFOLIO SUMMARY (1) SAME STORE HIGHLIGHTS NOI growth: 14.7% (5) Average effective rent $1,288 (6) Average occupancy: 96.4% (6) VALUE ADD SUMMARY ~12,000 former STAR units and ~8,000 IRT units preliminarily identified for renovations IRT’s historical projects have generated 17.6% return on investment across approximately 4,400 units, resulting in over $162 million of incremental value creation (7) As of December 31, 2021, excluding four properties held for sale and two new development projects. Average community age is from the date of construction or the date of the most recent major renovation, if any, including renovations under our value add program that are over 85% complete. Total portfolio occupancy as of January 4, 2022. IRT also has a corporate office in Irvine, CA. Represents year-over-year change, comparing third quarter 2021 same store results to third quarter 2020. NOI is a non-GAAP financial measure. See slides 41-43 for definitions and reconciliations. Represents average effective rent and average occupancy for the three months ended September 30, 2021. Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $9.8 million calculated as total costs-to-date of $56.5 million multiplied by ROI of 17.6%. Former Steadfast Apartment REIT (STAR) Communities PA IRT Corporate Offices (4)

Highlighting IRT’s Recent Developments Walnut Hill, Memphis, TN

IRT and Steadfast Apartment REIT (STAR) Complete Strategic Merger On December 16, 2021, IRT and STAR merged to form a combined company with an equity market capitalization of approximately $5.6 billion and a total enterprise value of approximately $8.1 billion(1) Creation of a best-in-class platform, with further redevelopment opportunities and notable economies of scale in markets where we expect to benefit from strong growth fundamentals (1) As of market close on December 15, 2021 Successfully integrated property and revenue management, at more than half of former STAR communities, with plans to be fully-implemented across all properties by mid-January 2022 Achieved $20 million in G&A synergies for 2022, on track to achieve $8 million of property operating synergies as integration efforts continue Identified nine assets to sell in order to delever In 4Q21, five assets were sold, two from the IRT portfolio and three from STAR, while the remaining four IRT assets are expected to be sold during 1Q22; expect to receive total gross proceeds of ~$404 million for the nine assets sold, representing an economic cap rate of ~3.8% Proceeds from these non-core asset sales, along with proceeds received from IRT’s July forward equity offering totaling ~$271.8 million will be used to pay down debt of the combined company Integration Remains On-Track

Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Strong Performance Across Key Industry Metrics IRT - Real Estate Metrics STAR - Real Estate Metrics

Merger with Steadfast Strengthens Our Competitive Advantage Vantage on Hillsborough, Tampa, FL

A Compelling Transaction Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, and other factors deemed relevant by IRT’s Board. Each former share of STAR common stock was converted into 0.905 shares of newly issued IRT common stock and cash in lieu of fractional shares; transaction resulted in the issuance of approximately 106 million IRT shares / OP units Initial ownership of ~53% for IRT stockholders and ~47% for STAR stockholders IRT management team continues to lead the combined company, along with Ella Neyland (former President and Chief Financial Officer of STAR) as the Chief Operating Officer Board has been expanded to 10 directors, including 5 directors from IRT and 5 directors from STAR IRT currently expects to continue to pay its quarterly dividend of $0.12 per share of common stock(1)

Top 10 Markets Expanded Presence Across High Growth U.S. Sunbelt Region PORTFOLIO SUMMARY Sources: IRT and STAR filings as of 9/30/2021, CoStar, Kinder Institute. Note: STAR excludes three development assets. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Portfolio Summary as of December 31, 2021, excluding four properties held for sale and two new development projects. Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. Geographic Distribution Combined company includes 119 communities across resilient, high growth markets Top 10 Markets Geographic Distribution Expand IRT’s presence in high-growth metros including Atlanta and Dallas / Fort Worth with new exposure to Denver and Nashville The Sunbelt region has exhibited strong fundamentals with favorable population migration trends as people seek a lower cost of living, better tax policy, and growing economic opportunity Represents incremental market exposure Represents new market exposure for IRT (2) (1)

Sources: IRT and STAR filings as of 9/30/2021, CoStar. Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco and Los Angeles. Pro Forma IRT weighted averages are based on combined company’s unit count as of 9/30/2021 and excludes STAR’s three development assets. Outsized Population Growth Employment Change vs. 2019 Outpaces National Average Increased Presence in Markets with Strong Fundamentals Combined company’s markets outperform the national average and gateway markets in two key fundamentals for multifamily asset performance, population and employment growth ’20 ’21E ’22E ’20 vs. ’19 ’21E vs. ’19 ’22E vs. ’19 (9.84%)

Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C Higher income residents move down in a recession Renters move down to Class B as rent increases outstrip income growth Capture households moving down in a recession Capture seniors who sell homes to fund retirement Capture individuals/families moving up with career progression Lower income residents move up as income grows Sample Resident Demographic: Value driven Middle income category Renters by necessity Residents Require Accommodations That Are: Affordable Well maintained, spacious, comfortable, clean and modern Equipped with state-of-the-art amenities Conveniently located Class B Positioning: Most opportunity to consistently increase rents Less exposure to homeownership Less likely to be impacted from new construction Our multifamily exposure is a natural inflation hedge due to our ability to reset rents annually

Meaningful and Identifiable Synergies to Drive Growth Portfolio Overlap Creates Operating Synergies Immediate Core FFO/Share Accretion Expected with Additional Earnings Enhancement Potential Significant portfolio overlap and economies of scale expected to generate approximately $8 million of annual operating synergies Cost of capital advantages as company continues to grow Long-term interest savings as in-place mortgage debt is refinanced Additional Earnings Growth Opportunities Our high-quality combined portfolio coupled with significant corporate and operating synergies create immediate earnings accretion; additional levers exist to further enhance earnings over the long-term Value Add Renovations Accelerate Growth New opportunities to renovate approximately 12,000 units at STAR communities Expect to generate 15% to 20% ROI on renovations, consistent with IRT’s existing value add program Meaningful Corporate Expense Savings Realized approximately $20 million of annual corporate expense savings

Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $9.8 million calculated as total costs-to-date of $56.5 million multiplied by ROI of 17.6%. Value add pipeline data is as of September 30, 2021. These projections constitute forward-looking information. See “Forward-Looking Statements” on slide 44. Illustrative estimated cost / unit ranging from $11,000 to $12,000. Illustrative 17.6% annual ROI based on IRT’s historical returns. Calculated as incremental NOI, divided by 4.5% cap rate net of capital invested. Improved Long-Term Growth Profile through Value Add Program ~12,000 former STAR units and ~8,000 IRT units preliminarily identified for improvement renovations Expect to implement IRT’s value add platform at former STAR units and drive outsized rental growth IRT’s historical projects have generated 17.6% return on investment across approximately 4,400 units, resulting in over $162 million of incremental value creation (1) ~20,000 unit value add pipeline for the combined company Value Add Pipeline (2) (4) (3) (5) ($ in millions)

Exploring New Investment Opportunities Our Focus: Target assets in core non-gateway markets Prioritize the southeast and broader sunbelt region Create another avenue for accretive capital allocation Why Now: Market for acquisitions is highly competitive Historically low cap rates are currently skewing risk/return dynamics Seeing favorable supply/demand dynamics in the southeast and sunbelt region What To Expect: Deploy capital into higher return opportunities Better risk-adjusted returns Build a pipeline for future acquisitions Our investment efforts provide multiple avenues for accretive capital allocation and value creation IRT is exploring preferred equity investments and joint venture relationships, focused on new multifamily development & offering increased optionality for capital investment Closed Two Joint Ventures Focused on New Multifamily Development in Core Non-Gateway Markets June 2021: Development of a 402-unit community in Richmond, VA September 2021: Development of 3 communities, totaling 504-units in Nashville, TN

Driving Accretive Growth with Multiple Investment Levers Value Add Renovations Acquisitions Preferred Equity Investments and Joint Ventures Renovate existing properties/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long-term fundamentals Invest in multifamily development by providing capital to third-party developers, while building a pipeline for future acquisitions Identified renovations at ~12,000 former STAR units and ~8,000 IRT units; foresee several years of redevelopment, generating a comparable 20% historical return on interior costs 15-20% Unlevered ROI, unlocking additional NOI compared to unrenovated units Acquire properties in existing core markets that have favorable real estate and economic fundamentals 3.5-4% Cap Rates in our target markets Explore development, specifically in the southeast and broader sunbelt region 15-20% Unlevered IRR, with the option to purchase at attractive cap rates between 5-5.5% Investment Overview Market Opportunity Target Returns

Accelerating Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will create additional efficiencies and allow our staff to focus on their most important tasks and functions. This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning will lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. SMS texting, virtual tours and an improved online application process have resulted in higher conversions. IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly properties.

Focusing on Our ESG Initiatives We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society. Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, regardless of the environment outside their door with enhanced amenities, a robust maintenance program and resident & community events

Source: S&P Global, FactSet. Market data as of 11/2/2021. Note: Represents compound total return, with dividends reinvested. IPO date of 8/13/2013. Sustained Value Creation for Stockholders IRT has a proven track record of outperforming its peers and the broader market 1-Year 3-Year 5-Year Since IPO (1)

Our Path Forward: Capitalization, Leverage and Outlook Talison Row, Charleston, SC

Maintain a Simple Capital Structure $8.1bn Common Equity Debt The combined company maintains a simple capital structure consisting of secured and unsecured debt Maintain conservative financial and credit policies and expect to further delever the balance sheet through non-core asset sales, organic NOI growth, value add revenue, etc. Focus on transitioning to a predominantly unsecured capital structure Majority of debt is fixed rate (or hedged), further de-risking the balance sheet Transaction extends weighted average maturity profile to over 6 years, with minimal near-term maturities Total Capitalization (1) Balance Sheet Highlights Debt Maturity Schedule (2) Sources: IRT and STAR filings as of 9/30/2021. Note: Represents capitalization at merger with pro forma adjustment for deleveraging that occurred in December 2021 and that is expected to occur in Q1 2022 upon sale of properties held for sale as of 12/31/21. Market data as of 12/15/2021. Excludes cash and cash equivalents. Excludes principal amortization. 73% Fixed / Hedged 27% Floating ($ in millions)

Roadmap to Right Sizing Leverage We are focused on right sizing the balance sheet and continuing to improve the combined company’s leverage profile through achievable action items in the near to medium-term 8.1x Mid 7’s Mid 6’s Non-Core Dispositions Approximately $404 million from 9 identified non-core assets being marketed for sale Disposition expected to close in Q4 2021 and Q1 2022 with proceeds used to repay debt NOI Growth Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates Completion of value add renovations consistent with historical track record Incremental NOI from acquisitions completed in Q2 2021 and stabilization of Garrison Station A B Illustrative Net Debt to Adjusted EBITDA At Closing (1) YE 2022 Sources: IRT and STAR filings as of 9/30/2021. Represents net debt to Q3 2021 annualized Adjusted EBITDA pro forma for the merger. Adjusted EBITDA includes $28 million of corporate G&A and operational synergies. Assumes the completion of planned deleveraging using the $375-$385 million of proceeds from the sale of non-core assets. YE 2023

Strength of Combined Company and Path to Long-Term Growth Defined Investment Strategy Focus on non-gateway MSAs with strong apartment demand, limited new construction and positive economic indicators / demographic trends Value Add Redevelopment Initiatives Identified value add opportunities in combined portfolio with potential to generate 15% to 20% standalone returns Fortify the Balance Sheet Further deleverage the capital structure through non-core asset sales and earnings growth Operating Efficiencies Enhance Resident Experience Improve online marketing and leasing through increased usage of mobile / IoT technologies and automation of workstreams The Residences on McGinnis Ferry Suwanee, GA Complementary Portfolios with Benefits of Size and Scale Expanded Presence Across High Growth Sunbelt Region Substantial Synergies and Strengthened Operating Platform Leading to Immediate Earnings Accretion Improved Long-Term Growth Profile Through Identified Value Add Program Pipeline Bridge Pointe Huntsville, AL Canyon Resort at Great Hills Austin, TX Solis City Park Charlotte, NC

Appendix & Definitions Millenia, Orlando, FL

Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply The national Class B vacancy rate remains resilient to supply and demand shocks with 2021 vacancy rates for Class B at 4.00% vs. Class A at 6.20% The majority of new supply remains concentrated in gateway markets, and competes with existing Class A properties for renters by choice compared to renters by necessity in Class B properties Homeownership Data Source: U.S Census Bureau as of Q3 2021. New Completions (Supply) Data Source: CoStar Q3 2021 Data Release. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets Growth in households increases the pool of renters, even more so during periods of reduced homeownership The homeownership rate was 65.4% in Q3 2021 down from an uptick in 3Q 2020 to 67.7% and the 69.2% in 4Q 2004 (the peak) Homeownership affordability remains challenging for many households, especially first-time buyers as available housing stock for sale declines, prices rise, and mortgages grow more difficult to qualify for

Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: Our Markets | Atlanta (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Atlanta represents 15.9% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 2021 2020 2019

17th largest city in the U.S. by population Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 (4) Job growth driven by an economic shift away from a manufacturing economy toward a service economy Major employers include: Our Markets | Charlotte (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Fannie Mae Multifamily and Economics Research Charlotte represents 1.7% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 2021 2020 2019

14th largest city in the U.S. by population Strong accessibility to major highway I-270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Columbus represents 6.2% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 2021 2020 2019

9th largest city in the U.S. by population The Dallas MSA has had the largest population growth within the past 10 years 4 Dallas accounts for nearly 8% of all financial service jobs in the Southwest region. 5 Major employers include: Our Markets | Dallas-Fort Worth (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Freddie Mac report Fannie Mae Multifamily and Economics Research Dallas-Fort Worth represents 12.2% of IRT’s NOI, portfolio-wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 2021 2020 2019

Population growth in the metro area is expected to exceed 5.5% over the next five years4 The MSA had the 10th largest population increases from 2010-20195 Major employers include: Our Markets | Denver (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply For 2022 Budgeted NOI Fannie Mae Multifamily Metro Outlook Freddie Mac Report Denver represents 8.0% of IRT’s NOI, portfolio-wide (3) Belmar Villas Lakewood, CO Bristol Village Aurora, CO 2021 2020 2019

Job growth is expected to be +2.7% annually through 2025, compared to 1.7% nationally. 4 Houston sits at #2 for the Top ten MSAs by population growth (2010-2019). 5 Major employers include: Our Markets | Houston (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Fannie Mae Multifamily and Economics Research Freddie Mac report Houston represents 4.5% of IRT’s NOI, portfolio-wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 2021 2020 2019

Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population 1 Major employers include: Our Markets | Huntsville (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Huntsville represents 2.0% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 2021 2020 2019

15th largest city in the U.S. by population Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: Our Markets | Indianapolis (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Indianapolis represents 6.9% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 2021 2020 2019

Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub Major employers include: Our Markets | Louisville (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Louisville represents 3.4% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 2021 2020 2019

Memphis has all the amenities of a large city with a cost of living more than 20% below the national average. 4 Tennessee is one of the lowest-taxed states per capita in the nation. 5 Major employers include: Our Markets | Memphis (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Greater Memphis Chamber of Commerce Greater Memphis Chamber of Commerce Memphis represents 4.1% of IRT’s NOI, portfolio-wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 2021 2020 2019

Metro area job growth expected to outpace the national rate through 20254 Population growth for the year ending Q3 2021 was 1.0% compared to 0.2% nationally5 Major employers include: Our Markets | Nashville (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Fannie Mae Multifamily Metro Outlook Fannie Mae Multifamily Metro Outlook Nashville represents 3.9% of IRT’s NOI, portfolio-wide (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 2021 2020 2019

The metro’s population grew +0.5% this year, which was above the 0.2% national average 4 Actively executing the redevelopment of its downtown area 4 Located within 5 min. of major highways and retail Major employers include: Our Markets | Oklahoma City (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Fannie Mae Multifamily and Economics Research Oklahoma City represents 5.0% of IRT’s NOI, portfolio-wide (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 2021 2020 2019

Established tourism hub New development lags rental market supply (4) Major employers include: Our Markets | Orlando (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Fannie Mae Multifamily and Economics Research Orlando represents 0.9% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL 2021 2020 2019

Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Raleigh-Durham represents 5.1% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 2021 2020 2019

$3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown Major employers in the area include: Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Source: CoStar 2021 Q3 Data Release New units estimated to come as a percentage of total supply NOI allocations calculated using 2022 Budgeted NOI’s and include the combined IRT/STAR portfolios after all assets held for sale are closed Tampa represents 3.4% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 2021 2020 2019

IRT Value Add Summary Project Life to Date as of September 30, 2021 The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. We expect these future projects to commence during 2022. We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units.

IRT Resident Demographics at a Glance (1) Data as of September 30, 2021 46% 54% Gender Breakdown 76% 24% Marital Status 37 Average Income of residents between 40% $69k Average Rent to Income 18-29 years old Average Age with Young, growing resident population benefiting from amenity-rich communities without overextending on rent 19% Residents make up a diverse, expansive job pool Top Industries of Residents Include: Professional Medical Administrative Services Sales Hospitality Male Female Single Married

Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. We updated our definition of CFFO during Q1 2021 to the definition described below. All prior periods have been adjusted to conform to the current CFFO definition. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty losses, abandoned deal costs and debt extinguishment costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. Includes indebtedness associated with real estate held for sale.

Definitions and Non-GAAP Financial Measure Reconciliations

Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words. These forward-looking statements include, without limitation, our expectations with respect to our operating performance and financial results, timing and amount of future dividends, timing and terms of property acquisitions, dispositions, joint ventures, developments and redevelopments and other capital expenditures, timing and terms of capital raising and other financing activity, lease pricing, revenue and expense growth, occupancy levels, supply levels, job growth, interest rates and other economic expectations, and anticipated benefits of our recently completed merger with Steadfast Apartment REIT, Inc. (“STAR”). Such forward-looking statements involve risks, uncertainties, estimates and assumptions and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and not within our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Risks and uncertainties that might cause our future actual results and/or future dividends to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on our financial condition, results of operations, cash flows and performance and those of our residents as well as on the economy and real estate and financial markets; the nature and duration of measures taken or that may be taken by federal, state and local government authorities to combat the spread of disease; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; impairment charges; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; failure to realize the cost savings, synergies and other benefits expected to result from the merger with STAR; unexpected costs or delays in integration of the IRT and STAR businesses; unexpected costs of REIT qualification compliance; unexpected changes in our intention or ability to repay certain debt prior to maturity; inability to sell certain assets within the time frames or at the pricing levels expected; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequently filed quarterly reports on Form 10-Q and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law. In addition, the declaration of dividends on our common stock is subject to the discretion of our Board of Directors and depends upon a broad range of factors, including our results of operations, financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Internal Revenue Code of 1986, as amended, applicable legal requirements and such other factors as our Board of Directors may from time to time deem relevant.